EXHIBIT 99.5

Ferguson plc (“Company”)

NOTIFICATION OF TRANSACTIONS BY PERSONS DISCHARGING MANAGERIAL RESPONSIBILITIES (“PDMRs”) IN ORDINARY SHARES OF 10p EACH IN THE COMPANY (“Shares”)
Ferguson Group Long Term Incentive Plan 2019 (“LTIP”)

PDMR/Executive Director	Total no. of Shares sold

K Murphy	20,856
I Graham	639
S Long	714
On December 13, 2022, Mr Murphy, Mr Graham and Ms Long sold sufficient Shares to satisfy only the tax/social security liabilities and associated dealing costs that arose on vesting of their conditional awards under the LTIP which vested on December 5, 2022. The price for the sale of the Shares was 10,422.2791 pence per Share.
The LTIP was subject to a dividend equivalent accrual and as a result of the vesting, Mr Murphy received a dividend equivalent accrual of 2,455 shares. Mr Graham and Ms Long will receive a cash payment of the accrued dividend equivalents relating to the awards.
In accordance with the Company’s 2019 Remuneration Policy, Mr Murphy will hold the remaining 25,224 Shares for a period of not less than two years.

The attached notifications, which have been made in accordance with the requirements of the EU Market Abuse Regulation (as it forms part of UK law pursuant to the European Union (Withdrawal) Act 2018), provide further detail.

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Kevin Murphy
2	Reason for the notification
a)	Position/status	Chief Executive Officer
b)	Initial/Amendment notification	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Ferguson plc
b)	LEI	213800DU1LGY3R2S2X42
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43
b)	Nature of the transaction	The acquisition of shares as a result of dividend equivalents arising from the vesting of conditional shares granted in December 2019 under the Ferguson Group Long Term Incentive Plan 2019
c)	Price(s) and volume(s)	Price(s) £0.00	Volume(s) 2,455
GBP – British Pound
d)	Aggregated information –Aggregated volume –Price	Not applicable £0.00
e)	Date of the transaction	2022-12-13; UTC time
f)	Place of the transaction	Outside a Trading Venue

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Kevin Murphy
2	Reason for the notification
a)	Position/status	Chief Executive Officer
b)	Initial/Amendment notification	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Ferguson plc
b)	LEI	213800DU1LGY3R2S2X42
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43
b)	Nature of the transaction	The disposal of shares stemming from (1) the vesting of conditional shares granted in December 2019 under the Ferguson Group Long Term Incentive Plan 2019 and (2) the acquisition of shares as a result of dividend equivalents arising from the vesting of conditional shares granted in December 2019 under the Ferguson Group Long Term Incentive Plan 2019
c)	Price(s) and volume(s)	Price(s) £104.222791	Volume(s) 20,856
GBP – British Pound
d)	Aggregated information –Aggregated volume –Price	Not applicable £2,173,670.53
e)	Date of the transaction	2022-12-13; UTC time
f)	Place of the transaction	London Stock Exchange, Main Market (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Ian Graham
2	Reason for the notification
a)	Position/status	General Counsel
b)	Initial/Amendment notification	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Ferguson plc
b)	LEI	213800DU1LGY3R2S2X42
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43
b)	Nature of the transaction	The disposal of shares stemming from the vesting of conditional shares granted in December 2019 under the Ferguson Group Long Term Incentive Plan 2019
c)	Price(s) and volume(s)	Price(s) £104.222791	Volume(s) 639
GBP – British Pound
d)	Aggregated information –Aggregated volume –Price	Not applicable £66,598.36
e)	Date of the transaction	2022-12-13; UTC time
f)	Place of the transaction	London Stock Exchange, Main Market (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Samantha Long
2	Reason for the notification
a)	Position/status	Chief Human Resources Officer
b)	Initial/Amendment notification	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Ferguson plc
b)	LEI	213800DU1LGY3R2S2X42
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43
b)	Nature of the transaction	The disposal of shares stemming from the vesting of conditional shares granted in December 2019 under the Ferguson Group Long Term Incentive Plan 2019
c)	Price(s) and volume(s)	Price(s) £104.222791	Volume(s) 714
GBP – British Pound
d)	Aggregated information –Aggregated volume –Price	Not applicable £74,415.07
e)	Date of the transaction	2022-12-13; UTC time
f)	Place of the transaction	London Stock Exchange, Main Market (XLON)

Graham Middlemiss, Company Secretary

Tel: +44 (0) 118 927 3800

December 15, 2022